EXHIBIT 99.2









         CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350, AS ADOPTED PURSUANT
                   TOss.906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q for the period ending March 31, 2003, for PNM Resources, Inc. and Public Service Company of New Mexico ("Companies"), as filed with the Securities and Exchange Commission on May 14, 2003, ("Report"), I, John R. Loyack, Chief Financial Officer of the Companies, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of ss. 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.




Date:   May 15, 2003                 By:     /s/ John R. Loyack
                                             ----------------------------------
                                             John R. Loyack
                                             Senior Vice President and
                                             Chief Financial Officer